SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities  Exchange Act of
1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       Burlington Coat Factory Warehouse Corporation
      -----------------------------------------------
     (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         Common Stock, $1.00 par value per share

     2)  Aggregate number of securities to which transaction applies:
         Proxy Statement for Annual Meeting of Stockholders to be held 11/06/97. On 8/31/97 there were 41,257,921 shares of Common Stock issued and outstanding.

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
         filing fee is calculated and state how it was determined):   N/A

     4)  Proposed maximum aggregate value of transaction:  N/A

     5)  Total fee paid:  N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:   N/A

     2)   Form, Schedule or Registration No:   N/A

     3)   Filing Party:    N/A

     4)   Date Filed:    N/A
                                                              Page 1 of 18
          BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                          1830 ROUTE 130

                   BURLINGTON, NEW JERSEY 08016
               ___________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       ____________________

          You are cordially invited to attend the Annual Meeting of Stockholders of Burlington Coat Factory Warehouse Corporation (the "Company") to be held at 11:00 A.M., New Jersey time, on Thursday, November 6, 1997 at the offices of the Company, 1830 Route 130, Burlington, New Jersey 08016 for the following purposes:

     1.   To elect seven directors.

     2. To vote on a proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountants.

     3. To transact such other business as may properly come before such meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on September 26, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. If you do not expect to be present at the meeting, but wish your shares to be voted, please fill in, date, sign and return the enclosed proxy which is solicited by, and on behalf of, the Board of Directors.

                                   Sincerely,


                                   Henrietta Milstein
                                   Secretary
Burlington, New Jersey
September 26, 1997

                      YOUR VOTE IS IMPORTANT

          You are urged to sign, date and mail your proxy promptly in the enclosed envelope.

                                                              Page 2 of 18


              BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                          1830 ROUTE 130

                   BURLINGTON, NEW JERSEY 08016

                 ________________________________

                         PROXY STATEMENT
                         ---------------

                              Approximate Mailing
                              Date: October 1, 1997


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Burlington Coat Factory Warehouse Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 6, 1997, at the offices of the Company, 1830 Route 130, Burlington, New Jersey 08016 at 11:00 o'clock in the morning, New Jersey time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

          The Board of Directors has fixed the close of business on September 26, 1997, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the forthcoming Annual Meeting of Stockholders or any adjournment thereof. Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by attendance and voting at the meeting or by written notice to the Secretary of the Company received at the Company's offices at 1830 Route 130, Burlington, New Jersey 08016 prior to the date of the Annual Meeting. When proxies are returned properly executed, the shares represented thereby will be voted as directed in the executed proxy.

          The expenses for soliciting proxies for the forthcoming Annual Meeting of Stockholders are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communica-tions with, stockholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services.

          The Bylaws of the Company provide that, except as provided by law or by the Company's Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Neither Delaware law nor the Certificate of Incorporation of the Company provides for a different quorum for the matters to be submitted to a vote of the Stockholders at the forthcoming Annual Meeting of Stockholders. For the purposes of determining the presence of a quorum at the forthcoming Annual Meeting of Stockholders, all shares of stock represented by ballots or proxies presented at the meeting shall be counted whether or not such ballots or proxies shall include stockholder directed abstentions or broker non-votes on one or more matters; provided, however, that a ballot or proxy presented by a broker on which it has indicated that it

                                                              Page 3 of 18
does not have discretionary authority to vote on any matter shall not be counted towards the presence of a quorum.

          Directors will be elected by a plurality of the votes of the shares of stock cast by stockholders present in person or represented by proxy at the meeting and entitled to vote, assuming there is a quorum. Thus assuming there is a quorum, abstentions and broker non-votes will have no effect on determining the outcome of the election of directors. With respect to the ratification of the appointment of auditors, the affirmative vote of a majority of the shares of stock held by stockholders present in person or represented by proxy at the meeting and entitled to vote is required; therefore, abstentions and broker non-votes will be counted as negative votes.

          All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential, and no such documents shall be available for examination, nor shall the identity of any stockholder be disclosed, except as may be required by law. Votes are counted by the employees of American Stock Transfer Company, the Company's independent transfer agent and registrar, and certified by the Inspector of Election, who is also an employee of American Stock Transfer Company.


























                                - 2 -

                                                              Page 4 of 18
              VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

          As of August 29, 1997, the Company had outstanding and entitled to vote (exclusive of treasury shares) 41,257,921 shares of Common Stock, par value $1.00 per share ("Common Stock"). The holders of the Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders.

          To the knowledge of the Company, as of August 29, 1997, the following table sets forth the ownership of the Company's Common Stock by each person owning more than 5% of such Common Stock, by each director and by all officers and directors as a group:

                                        Number of Shares
Name and Business Address               of Common Stock                 Percent
  of Beneficial Owners               Beneficially Owned (1)             of Class

Monroe G. Milstein (2) (3) (4) (5)      11,175,823  (6)                   27.1%

Henrietta Milstein (2) (3) (4)           6,419,669  (6)(7)                15.6%

Lazer Milstein (3)                       2,028,622                         5.0%
258 Old Nyack Turnpike
Spring Valley, New York 10977

Andrew R. Milstein (2) (3) (4)           2,361,017  (8)                    5.7%

Stephen E. Milstein (2) (3) (4)          2,144,517  (9)                    5.2%

Harvey Morgan (4)                            1,000                          -
590 Madison Avenue
New York, New York 10022

Mark A. Nesci (2) (4)                       66,400  (10)(11)               0.2%

Irving Drillings (4)                           750                          -
4740 South Ocean Blvd.
Highland Beach, Florida 33487

All directors and officers as           22,241,098  (12)                  53.8%
  group (9 persons)
_______________

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Does not include shares to be received by holders of record as of October 1, 1997, pursuant to a six-for-five stock split declared on September 8, 1997 and payable on October 16, 1997.

(2)  Business address is 1830 Route 130, Burlington, New Jersey 08016.

                                - 3 -
                                                              Page 5 of 18

(3) Monroe G. Milstein and Henrietta Milstein are husband and wife, and Andrew, Lazer and Stephen Milstein are their sons. Each member of the Milstein family disclaims beneficial ownership of each other's shares of Common Stock.

(4)  A director of the Company.

(5) Monroe G. Milstein "controls" and is therefore a "parent" of the Company as those terms are defined in Rule 405 under the Securities Act of 1933, as amended.

(6) Includes 19,000 shares of Common Stock held by the Burlington Coat Factory Warehouse Corporation 401(k) Profit Sharing Plan, of which Monroe G. Milstein and Henrietta Milstein are the trustees. Monroe G. Milstein and Henrietta Milstein hold voting and dispositive power with respect to such shares but disclaim beneficial ownership of such securities except to the extent of their respective pecuniary interests as participants in the profit sharing plan.

(7) Includes 731,515 shares of Common Stock held by Henrietta Milstein as trustee under trust agreement dated August 12, 1996 for the benefit of Monroe G. Milstein and his issue. Henrietta Milstein holds voting and dispositive power with respect to the shares but disclaims pecuniary interest in such shares.

(8) Includes 66,621 shares of Common Stock held by Andrew Milstein as trustee of the Stephen Milstein 1994 Trust, and 6,920 shares of Common Stock held by Andrew Milstein as Trustee of the SGM 1995 Trust, trusts established for the benefit of the children of Stephen Milstein. Mr. Andrew Milstein holds voting and dispositive power with respect to the shares but disclaims
     any pecuniary interest in such shares.    Also includes 7,000 shares of
     Common Stock underlying options granted to Andrew Milstein.   Excludes
     72,077 shares of Common Stock donated by Mr. Andrew Milstein to various trusts established for the benefit of the children of Andrew Milstein, as to which shares Andrew Milstein disclaims beneficial ownership.

(9) Includes (a) 3,950 shares of Common Stock held by Stephen Milstein as trustee under trust agreement dated December 31, 1984 for the benefit of the niece of Mr. Stephen Milstein and daughter of Mr. Andrew R. Milstein and (b) 3,705 shares of Common Stock held by Stephen Milstein as trustee under trust agreement dated November 4, 1988 for the benefit of the nephew of Mr. Stephen Milstein and son of Mr. Andrew R. Milstein.
     Mr. Stephen Milstein holds voting and dispositive power with respect to the shares but disclaims any pecuniary interest in such shares. Also includes 7,000 shares of Common Stock underlying options granted to Stephen Milstein. Excludes 73,541 shares of Common Stock donated by Mr. Stephen Milstein to a trust established for the benefit of his children, as to which shares Mr. Stephen Milstein disclaims beneficial ownership.

(10) Includes 42,325 shares of Common Stock underlying options granted to such individual.

(11) Includes 3,000 shares of Common Stock held by the minor children of Mr. Mark Nesci. Excludes 1,500 Shares of Common Stock held by the wife of Mr. Mark Nesci, as to which shares Mr. Mark Nesci disclaims beneficial ownership.

(12) Excludes 2,028,622 shares of Common Stock owned by Lazer Milstein but includes an aggregate of 68,825 shares of Common Stock underlying options granted to certain officers and directors. Also includes 64,422 shares held by an officer of the Company as trustee of the Andrew Milstein 1994 Trust, a trust established for the benefit of Andrew Milstein's children.


                                - 4 -

                                                              Page 6 of 18
                       PROPOSAL NUMBER ONE

                      ELECTION OF DIRECTORS
                      ---------------------

          Seven directors are to be elected to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. The persons named in the accompanying form of Proxy have advised management that it is their intention to vote for the election of the following nominees as directors:

          Monroe G. Milstein          Henrietta Milstein
          Andrew R. Milstein          Stephen E. Milstein
          Harvey Morgan               Irving Drillings
          Mark A. Nesci

          If at the time of the Annual Meeting of Stockholders any nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee will be required.

          The following is certain information concerning each nominee:

Nominee, year
nominee first became                 Principal occupation and other
a director and age                   information concerning nominee
---------------------                ------------------------------

Monroe G. Milstein (1)               President and Chief Executive Officer
1972                                 since 1972.
70

Henrietta Milstein (1)               Vice President since 1983 and Secretary
1972                                 since 1972.
68

Andrew R. Milstein (1)               Vice President and Assistant Secretary
1972                                 since 1989 and Executive Merchandise
44                                   Manager since 1992.

Harvey Morgan                        Executive Managing Director of Genesis
1983                                 Merchant Group, an investment banking
55                                   firm since March, 1996.  From June, 1989
                                     to March, 1996, Mr. Morgan was Managing
                                     Director of Ladenburg, Thalmann & Co. Inc., an investment banking firm.

Stephen E. Milstein (1)              Vice President since 1978 and General
1989                                 Merchandise Manager since 1990.
41


                                - 5 -

                                                              Page 7 of 18
Mark A. Nesci                        Vice President - Real Estate since 1989 and
1989                                 Chief Operating Officer since 1990.
41

Irving Drillings                     Retired clothing manufacturer and
1992                                 industrialist.  For more than 35 years,
73                                   from 1955 to 1991, Mr. Drillings was
                                     president of Arlette Fashions, Inc., a
                                     manufacturer of ladies coats.
_________________

(1) See Note 3 to "Voting Securities and Principal Security Holders" for information concerning the family relationship of certain directors.

          During the fiscal year ended June 28,1997, the Board of Directors held four meetings. Each director attended all of the meetings of the Board of Directors held during the fiscal year ended June 28, 1997. During the year ended June 28, 1997, the Board of Directors also conducted a portion of its business, as appropriate, by action by unanimous written consent in lieu of a formal meeting. The Board of Directors has established an Executive Committee, an Audit Committee, Stock Incentive Committee, Special Litigation Committee and an Administration Committee of the Corporation's 401(k) Profit-Sharing Plan (the "Administration Committee"), but has not established any nominating or compensation committee or any other committee performing similar functions. The Executive Committee consists of Monroe G. Milstein and Andrew R. Milstein. The Executive Committee acts, within certain limits, in the absence of the full Board on matters other than major corporate transactions, when convening the full Board is impractical. During the fiscal year ended June 28, 1997, the Executive Committee took two actions by unanimous written consent in lieu of formal meetings and held four special meetings. The Stock Incentive Committee consists of Monroe G. Milstein, Henrietta Milstein and Harvey Morgan and
     administers the Company's 1993 Stock Incentive Plan.   During the fiscal
     year ended June 28, 1997, the Stock Incentive Committee took three actions by unanimous written consent in lieu of formal meetings. The Special Litigation Committee consists of Harvey Morgan and Irving Drillings. The Special Litigation Committee held one meeting during the year ending
     June 28, 1997. The Audit Committee oversees the general policies and practices of the Company concerning accounting, financial reporting, and internal auditing and financial controls and works with the Company's independent auditors. During the year ended June 28, 1997, the members of the Audit Committee were Harvey Morgan and Irving Drillings. The Audit Committee held two meetings during the year ended June 28, 1997. The Administration Committee oversees and administers the Corporation's 401(k) Profit Sharing Plan. During the fiscal year ended June 28, 1997, the members of the Administration Committee were Monroe G. Milstein, Henrietta Milstein and Mark A. Nesci.

                                - 6 -
                                                              Page 8 of 18
Executive Officers and Key Personnel
------------------------------------

     The executive officers and key personnel of the Company as of September 26, 1997 are set forth in the table below. All executive officers and key personnel serve at the pleasure of the Board of Directors.

      Name               Age             Office                  Period Served
      ----               ---             ------                  -------------
Monroe G. Milstein       70      President, Chief Executive       Since 1972
                                 Officer and Director

Henrietta Milstein       68      Vice President (since            Since 1972
                                 1983), Secretary and
                                 Director

Andrew R. Milstein       44      Vice President,                  Since 1989
                                 Executive Merchandise
                                 Manager (since 1992),
                                 Assistant Secretary and
                                 Director

Stephen E. Milstein      41      Vice President, General          Since 1978
                                 Merchandise Manager
                                 (since 1990) and Director

Mark A. Nesci            41      Vice President - Real            Since 1981
                                 Estate, Chief Operating
                                 Officer (since 1990) and
                                 Director

Paul C. Tang             44      Vice President,                  Since 1995 (1)
                                 General Counsel and
                                 Assistant Secretary

Robert L. LaPenta, Jr.   43      Corporate Controller and         Since 1986
                                 Chief Accounting Officer

Steven Koster            49      President - Menswear             Since 1997 (2)
                                 Division

Edward Meisel            62      Vice President - Ladies          Since 1997 (3)
                                 Coat Division
_______________

Monroe G. Milstein and Henrietta Milstein are husband and wife, and Andrew R. Milstein and Stephen E. Milstein are their sons. No other family relationship exists among any of the named directors or executive officers.

(1) Paul Tang has been General Counsel and Assistant Secretary of the Company since November 1, 1993 and Vice President since March, 1995. Prior to joining the Company, Mr. Tang has been an attorney engaged in private practice for over the past five years. From July 1989 to October 1993, Mr. Tang was a partner in the law firm of Reid & Priest in New York City.

(2) Steven Koster has been employed by the Company since 1981 and has served in various positions since then.

(3) Edward Meisel has been employed by the Company since 1992 and has worked in the fashion industry for over forty years. Prior to joining the Company, Mr. Meisel was a partner in Certified Fashion Guild, a merchan-dise consulting firm, where he was employed for more than five years.

                                - 7 -

                                                              Page 9 of 18
                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities as of June 28, 1997.


-----------------------|-----------|------------------------------|--------------------------------------|-------------
                       |           |     Annual compensation      |         Long-term compensation       |            |
                       |           |------------------------------|-------------------------|------------|------------|
                       |           |          |        |          |          Awards         |            |            |
                       |           |          |        |          |-------------------------|------------|            |
                       |           |          |        |          |             |           |    Long-   |            |
                       |           |          |        |  Other   |             |           |    Term    |            |
                       |   Fiscal  |          |        |  annual  |             |           |  Incentive | All other  |
                       |   year    |          |        |  compen- |  Restricted |           |    Plan    | compensa-  |
                       |   ended   |  Salary  |  Bonus |  sation  |    stock    |           |   payouts  |   tion     |
Name and principal     |   June    |    ($)   |   ($)  |    ($)   |  award(s)($)| Option(#) |     ($)    |  ($)(1)    |
    position           |    28     |          |        |          |             |           |            |            |
-----------------------------------------------------------------------------------------------------------------------
Monroe G. Milsein          1997       322,400      -          -         -             -            -          4,500
President and Chief        1996       322,400      -          -         -             -            -          6,536
Executive Officer          1995       365,400      -          -         -             -            -          2,100

Mark A. Nesci,             1997       242,600      -          -         -             -            -          4,500
Vice President-Real        1996       234,000    40,000       -      108,800(2)    10,000          -          6,536
Estate and Chief           1995       232,080      -          -                    10,000          -          2,100
Operating Officer

Stephen E. Milstein,       1997       162,000      -          -         -           7,000          -          4,500
Vice President and         1996       153,400      -          -         -             -            -          6,536
General Merchandise        1995       153,400      -          -         -             -            -          2,100
Manager

Andrew R. Milstein         1997       154,678      -          -         -           7,000          -          4,382
Vice President and         1996       146,078      -          -         -             -            -          6,536
Executive Merchandise      1995       146,078      -          -         -             -            -          2,100
Manager

Paul C. Tang,              1997       166,346     5,000       -         -             -            -          4,500
Vice President,            1996       156,828      -          -         -           1,500          -          6,536
General Counsel and        1995       151,905      -          -         -           1,500          -          2,100
Assistant Secretary


[FN]
<F1>
(1)  Constitutes Company contribution to the Company's Profit Sharing Plan.
<F2>
(2) Represents an aggregate fair market value of 10,000 shares of restricted stock granted to Mr. Nesci in July, 1995, vesting at various times
     through July, 1999.   At June 28, 1997, 4,000 shares were vested, leaving a
     balance of 6,000 shares of restricted stock with an aggregate fair
     market value of $84,000.   Shares of restricted stock held by Mr. Nesci are
     entitled to a pro rata share of dividends declared by the Company.

                                - 8 -

                                                              Page 10 of 18

Option Grants During the Fiscal Year Ended June 28, 1997.

                Option/SAR Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------
                                                                             Potential Realizable Value
                                                                             at Assumed Annual Rate
                                                                             of Stock Price Appreciation
                           Individual Grants                                 for Option Term
---------------------------------------------------------------------------------------------------------
(a)                     (b)           (c)             (d)         (e)           (f)        (g)

                        Number of     % of
                        Securities    Total
                        Underlying    Options/
                        Options/      SARs            Exercise
                        SARs          Granted to      or Base
                        Granted       Employees in    Price       Expiration
Name                    (#)           Fiscal Year     ($/sh)      Date          5%($)      10%($)
----------------------------------------------------------------------------------------------------
Andrew  R. Milstein     7,000         50 %            $10.63      7/17/2006     $46,795    $118,580

Stephen E. Milstein     7,000         50 %            $10.63      7/17/2006     $46,795    $118,580


Option Exercises and Fiscal Year-End Values

      The following table sets forth the number and value of unexercised stock options held by the named executives on June 28, 1997.

--------------------------------------------------------------------------------------------------------------------
                     |              |            |                                |      Value of Unexercised
                     |              |            |     Number of Unexercised      |          in-the-Money
                     |              |            |      Options at FY-End(#)      |      Options at FY-End($)(2)
                     |              |            |--------------------------------|---------------------------------
                     |    Shares    |    Value   |               |                |               |
                     |  acquired on |  realized  |  Exercisable  |  Unexercisable |   Exercisable | Unexercisable
     Name            |  exercise(#) |   ($)(1)   |      (3)      |      (3)       |               |
--------------------------------------------------------------------------------------------------------------------
Mark A. Nesci            21,792         201,706       42,325          None           $441,986          $ -0-

Andrew  R. Milstein       -0-             N/A          None          7,000             -0-              61,250

Stephen E. Milstein       -0-             N/A          None          7,000             -0-              61,250

Paul C. Tang              -0-             N/A          5,000          None             23,813            -0-


[FN]
<F1>
(1) Value realized is calculated based on the difference between the option exercise price and the closing market price of the Company's Common
     Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
<F2>
(2) The closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite tape on June 27, 1997 was $19.375 and is used in calculating the value of unexercised options.
<F3>
(3) Does not include shares to be received pursuant to a six-for-five stock split declared on September 8, 1997, for holders of record as of October
     1, 1997 and payable on October 16, 1997.

                                - 9 -

                                                              Page 11 of 18

Report on Executive Compensation

     The Company's current executive compensation program consists of primarily two elements: (1) base salary, reviewed annually and adjusted in light of the Company's performance for the year and the individual executive's contribution to that performance, and (2) incentive compensation consisting of stock awards, principally stock options. Additionally, Company executives participate in the Company's 401(k) Profit Sharing Plan (a defined contribution retirement plan).

     Executive compensation is determined primarily by Monroe G. Milstein, the Company's founder and Chairman. In making decisions on compensation, Monroe Milstein consults with certain of the Company's principal executive officers, namely, Henrietta Milstein, Andrew R. Milstein, Stephen E. Milstein, and Mark A. Nesci, who, together with Monroe G. Milstein, act as an informal compensation committee. However, the decision on executive compensation is made by Monroe Milstein, based on his evaluation of the executive's performance for the Company, subject to review by the Board of Directors.

     An executive's performance at the Company is evaluated based upon the executive's areas of responsibility at the Company. While objective factors such as increase in sales and profitability in areas under an executive's management are considered, subjective factors such as the executive's ability to manage people and to contribute to the cohesiveness of the management structure as well as the creativity and innovativeness with which an executive performs his duties for the Company are weighed. The executive's compensation then, in turn, is linked to his or her performance and tied to the long-term financial success of the Company, as measured by stock performance, by the use of stock awards. The Company believes that the value of such stock awards will, in the long-term, reflect the financial performance of the Company.

     In determining an executive's compensation, the executive's ownership of a substantial amount of stock of the Company and familial relationship to the Company's founder are considered in addition to such executive's performance at the Company. For this reason, such executives are relatively less well compensated in terms of salary than such individuals otherwise might be.

     In keeping with this philosophy, the salary of Monroe G. Milstein, the Company's Chairman and Chief Executive Officer, has not been increased in the past three years, and, in fact, is approximately $97,000 less than his salary was in 1983, the year of the Company's initial public offering. Net income of the Company was approximately $12 million at the end of fiscal 1983 and approximately $56.5 million at the end of fiscal 1997. Stockholders equity at the end of fiscal 1983 was approximately $79,504,000 and at the end of fiscal 1997 was $460,153,000. For fiscal 1997, the Company's Common
Stock traded in a range from $10.00 to $20.00 and traded at $19.375 at the end of the fiscal year.
                                - 10 -
                                                              Page 12 of 18

This report is submitted by the Board of Directors:

     Monroe G. Milstein, Chairman       Mark A. Nesci
     Henrietta Milstein                 Irving Drillings
     Andrew R. Milstein                 Harvey Morgan
     Stephen E. Milstein


Insider Participation

     Monroe G. Milstein, Chairman of the Board, President and Chief Executive Officer, is principally responsible for determining compensation for all executive officers of the Company. In making compensation decisions, Monroe Milstein consults from time to time with Henrietta Milstein, Andrew R. Milstein, Stephen E. Milstein, and Mark A. Nesci, who are officers of the Company.
In addition, Monroe G. Milstein and Henrietta Milstein, Vice President and Secretary of the Company, are members of the Stock Incentive Committee.
However, they are not eligible to receive options under the Company's stock option plan.

Stock Performance Graph

     The following graph sets forth the yearly percentage change in the cumulative total return on the Company's Common Stock during the preceding five fiscal years ended June 28, 1997 compared with the cumulative total returns at the S&P 500 Index and the published retail industry index. The comparison assumes $100 was invested on June 30, 1992 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                             1992      1993     1994      1995     1996      1997
                             -----    ------   ------    ------   ------    ------
Burlington Coat Factory      100.0    192.03   212.46    127.78   129.32    240.17
 Warehouse Corporation

S & P 500                    100.0    112.52   108.35    117.29   137.13    166.44

S & P Retail Stores Comp     100.0    113.65   115.25    145.30   183.08    246.61

                                - 11-

                                                              Page 13 of 18
           COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG BURLINGTON COAT FACTORY WAREHOUSE
                CORPORATION, THE S&P 500 INDEX AND
             THE S&P RETAIL STORES COMPOSITE INDEX(1)








                   [FILED UNDER COVER OF FORM SE.]










*$100 INVESTED ON 6/30/92 IN STOCK OR INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING JUNE 30

(1) Includes the following groups and companies:
RETAIL (DEPT. STORES) - Dillard Dept. Stores; May Dept. Stores;
   Mercantile Stores; Nordstrom; Penney (J.C.)
RETAIL (DRUG STORES)  - Longs Drug; Rite Aid; Walgreen Co.
RETAIL (FOOD CHAINS)  - Albertson's; American Stores; Bruno's Inc.;
   Giant Food C1. A; Great A&P; Kroger; Winn-Dixie.
RETAIL (GEN. MERCHANDISE)-Dayton-Hudson; Kmart; Sears, Roebuck; Wal-Mart Stores. RETAIL (SPECIALTY)-Blockbuster Entertainment; Circuit City Stores;
    Home Depot, Lowe's Cos.; Melville Corp.; Pep Boys; Price Co.; Tandy Corp.; Toys R Us; Woolworth.
RETAIL (SPECIALTY-APPAREL)-Charming Shoppes; Gap (The); Limited Inc.;
    TJX Companies.

                                - 12 -

                                                               Page 14 of 18
Compensation of Directors

         For the fiscal year ended June 28, 1997, each director who was not an employee of the Company received a fee of $15,000 for his services as a director. No additional compensation is paid for membership on any committee established by the Board of Directors. The Company also reimburses directors for travel and out-of-pocket expenses incurred in connection with the directors' services to the Company.

                SECTION 16(a) BENEFICIAL OWNERSHIP
                       REPORTING COMPLIANCE

         SECTION 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with these reports.

         Based upon the Company's review of the copies of reports received by it and upon written representations received from the Reporting Persons, the Company believes that all filings required to be made by the Reporting Persons during the period from June 30, 1996 to June 28, 1997 were made on a timely basis.

                       PROPOSAL NUMBER TWO

          RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
          ----------------------------------------------

         Stockholders are being asked to vote for a proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending June 27, 1998. Neither the firm of Deloitte & Touche LLP nor any of its associates has any relationship with the Company except as independent certified public accountants of the Company. If the stockholders, by affirmative vote of the holders of a majority of the votes cast, do not ratify this appointment, the Board of Directors will reconsider its action and select other independent public accountants without further stockholder action.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if such representative desires to do so.

         The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Deloitte & Touche as the independent public accountants of the Company.

                                - 13 -
                                                              Page 15 of 18



                      STOCKHOLDER PROPOSALS
                      ---------------------

         Proposals of stockholders to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 1830 Route 130, Burlington, New Jersey 08016, no later than May 31, 1998 in order to be included in the proxy statement and form of proxy relating to that meeting.


                          OTHER MATTERS
                          -------------

         Management is not aware of any matters to be presented for action at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment thereof, the enclosed Proxy confers upon the persons entitled to vote the shares represented by such Proxy, discretionary authority to vote the same in respect of any such other business in accordance with their best judgment in the interest of the Company.

                                  By Order of the Board of Directors,



                                  Henrietta Milstein,
                                  Secretary














                                - 14 -

                                                              Page 16 of 18
                          [FORM OF PROXY]

           BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

                          1830 ROUTE 130

                   BURLINGTON, NEW JERSEY 08016


PROXY -- Annual Meeting of Stockholders -- November 6, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Monroe G. Milstein and Henrietta Milstein as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Burlington Coat Factory Warehouse Corporation held of record by the undersigned on September 26, 1997, at the Annual Meeting of Stockholders to be held on November 6, 1997 or any adjournment thereof.


1.  ELECTION OF DIRECTORS

                        FOR           []        WITHHOLD       []
                        all nominees            AUTHORITY
                        listed below            to vote for all
                        (except as              nominees
                        marked to the           listed below
                        contrary below)


    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                   NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
                   NAME IN THE LIST BELOW.)

    MONROE G. MILSTEIN, HENRIETTA MILSTEIN, ANDREW R. MILSTEIN, HARVEY MORGAN, STEPHEN E. MILSTEIN, MARK A. NESCI, IRVING DRILLINGS



2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 27, 1998.



                   FOR []      AGAINST []       ABSTAIN []

                                                              Page 17 of 18


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 2.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                             _____________________________
                                       Date


                             _____________________________
                                       Signature


                             ____________________________
                              Signature, if held jointly

                             PLEASE MARK, SIGN, DATE AND RETURN THIS
                             PROXY CARD PROMPTLY IN THE ENCLOSED
                             ENVELOPE.











                                                              Page 18 of 18